The Company

     Redwood MicroCap Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end investment company.

     Shares of the Fund are bought and sold over-the-counter on the Bulletin Board under the symbol "RWMC". All, or nearly all, capital gains and dividends are reinvested in the Fund.


Dear Shareholder:

     During our fiscal year ended March 31, 2000, our Net Asset Value ("NAV") decreased $243,648 to $3,200,294. NAV per share decreased to $1.327.

     On March 31, 2000, the Fund's Board of Director's approved the distribution in Palo Verde Group, Inc. Palo Verde Group, Inc. is 100% owned by Redwood and is a real estate developer. The distribution will be payable to shareholders of record on March 31, 2000, after a registration statement has been declared effective by the SEC and any applicable State regulations have been met. Each shareholder of record as of March 31, 2000 is entitled to one share of Palo Verde Group, Inc. for each share of Redwood MicroCap Fund, Inc. owned. The spin-off is part of our plan to focus on our core areas of interest. Presently, Energy (TDP Energy & Redwood Energy), Communications (Four Rivers Broadcasting & Alta California Broadcasting) and Hospitality (Wyoming Resorts, LLC) are our main areas of interest.

     Oil and Gas prices continue to be very strong. We continue to try to capitalize on this trend through either the acquisition by Redwood of a controlling interest in TDP or the divestiture of our shares in TDP. Unfortunately, we have not reached any agreements to achieve either of these objectives. Our goal in the current fiscal years is effectuate one of those two options.



On behalf of the Board of Directors, we thank you for your continued support.



John C. Power
President
Redwood MicroCap Fund, Inc.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders,
Redwood MicroCap Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Redwood MicroCap Fund, Inc. (the Fund) including the statements of investments in affiliated issuers, and capital stock and net accumulated gain as of March 31, 2000, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at March 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Redwood MicroCap Fund, Inc. at March 31, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

STOCKMAN KAST RYAN & COMPANY, LLP

Colorado Springs, Colorado
May 15, 2000

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS AS OF MARCH 31, 2000 (c)

SHARES                                                               VALUE(A)
------------------------------------------------------------------------------
                              COMMON STOCK - 91.01 %

Communications - 28.44%
        145      Alta California Broadcasting, Inc. (b)..........   $  725,036
     31,000      Four Rivers Broadcasting, Inc. (b)..............      185,200
        365      FTM Media, Inc. (b).............................            0
                                                                     ---------
                                                                       910,236
                                                                     ---------
Oil & Gas - 40.22%
        425      TDP Energy Co. (b)..............................    1,159,400
    981,000      Redwood Energy, Inc. - seed.....................      126,549
    187,500      Redwood Energy, Inc. - escrow (b)...............        1,379
                                                                     ---------
                                                                     1,287,328
                                                                     ---------
Manufacturing - 4.59%
     33,333      Guardian Technologies Int'l, Inc. (b)...........      146,873
                                                                     ---------
Retail - 1.94%
    650,000      California Progressions, Inc. (b)...............       62,000
                                                                     ---------
Real Estate - 15.82%
  2,412,000      Palo Verde Group, Inc.(b)   See Note 8..........      506,333
    375,000      Wyoming Resorts, LLC (b)........................            0
                                                                     ---------
                                                                       506,333
                                                                     ---------

TOTAL COMMON STOCKS..............................................    2,912,770
                                                                     ---------


     See notes to financial statements and report of independent auditors.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS AS OF MARCH 31, 2000 (c)

SHARES                                                              VALUE(A)
------------------------------------------------------------------------------
                         MISCELLANEOUS INVESTMENTS -24.98%

PRINCIPAL         Advances to Affiliates - 22.92%

$   915,000      Wyoming Resorts, LLC........................          695,400
     38,061      Mark Power..................................           38,061
                                                                       -------
                                                                       733,461
                                                                       -------
 Total Investments in Common Stock, and Miscellaneous
  Investments of Affiliated Issuers (cost $3,357,254)........      $ 3,646,231
                                                                     =========

Total Investments In Securities of Affiliated
  Issuers (cost $3,357,254)..............................   113.93%  3,646,231
                                                            -------  ---------
Total Investments .......................................   113.93   3,646,231
Other Liabilities, Net of Assets.........................   (13.93)   (445,937)
                                                            -------  ---------
TOTAL NET ASSETS.........................................   100.00% $3,200,294
                                                            ======   =========

(a) See Notes 1 and 2 to the financial statements. Securities are valued at their estimated fair values as determined by the Board of Directors in the absence of readily ascertainable market values.
(b) Restricted  security,  see Note 2 to the financial statements.
(c) See Note 3 to the financial statements.









     See notes to financial statements and report of independent auditors.

ASSETS                                             NOTES

Investments in Securities:
Investments in securities of affiliated
  issuers (identified cost $2,404,193) ...........   3,8           $ 2,912,770

Advances to affiliates............................   3,6               733,461
                                                                     ---------
Total ............................................                   3,646,231

Cash and cash equivalents.........................                      32,628

Other assets......................................                       1,412
                                                                     ---------
Total.............................................                 $ 3,680,271
                                                                     ---------

LIABILITIES AND NET ASSETS

Accounts payable and other liabilities............                      10,913
Income taxes payable..............................    5                 56,000
Advances payable to affiliate.....................    7                225,444
Deferred income tax liability.....................    5                187,620
                                                                      --------
Total.............................................                     479,977
                                                                      --------
Commitments and Contingency ......................  9,10

Net Assets........................................                 $ 3,200,294
                                                                     =========
Asset Value Per Share.............................                 $     1.327
                                                                       =======

STATEMENT OF CAPITAL STOCK AND NET ACCUMULATED GAIN
AS OF MARCH 31, 2000
                                                        NOTES
Common Stock, $.001 par value, 500,000,000
  shares authorized, 2,412,000 issued and outstanding... 8          $    2,412
                                                                     ---------
Additional paid-in capital..............................             1,968,734
                                                                     ---------
Net Accumulated Gain:
Net investment loss.....................................            (2,362,043)
Accumulated net realized gain...........................             3,489,836
Net unrealized appreciation of investments.............. 4             101,355
                                                                     ---------
Net accumulated gain....................................             1,229,148
                                                                     ---------
Total Capital Stock and Accumulated Gain................           $ 3,200,294
                                                                    ==========

     See notes to financial statements and report of independent auditors.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2000

Investment Income:
Interest income from affiliated companies....................        $  52,978
Interest income from nonaffiliated companies.................            5,410
Consulting income from affiliated companies..................          206,375
                                                                       -------
Total........................................................          264,763
                                                                       -------
Expenses:
Salaries.....................................................          108,186
Audit and accounting fees....................................           60,931
Office.......................................................           27,399
Interest.....................................................           21,510
Travel.......................................................           18,393
Other........................................................           16,733
Telephone and telefax........................................           16,078
Insurance....................................................           13,574
Legal fees...................................................            9,259
Outside services.............................................            5,159
Reports to shareholders......................................            4,479
Consulting services .........................................            3,385
Custodian fees...............................................            1,768
                                                                       -------
Total........................................................          306,854
                                                                       -------
Net Investment Loss..........................................          (42,091)
                                                                       -------
Net Realized Gain and Unrealized Depreciation on Investments:
Unrealized depreciation of investments .....................          (797,178)
Net realized gain from investment transactions in investments
 in unaffiliated issuers....................................            84,527
Net realized gain from investment transactions in investments
 in affiliated issuers......................................           344,094
                                                                       -------
Net Realized Gain and Unrealized Depreciation on Investments.         (368,557)
                                                                       -------
Net Decrease in Net Assets From Operations Before
  Income Tax Benefit.........................................         (410,648)

Income Tax Benefit...........................................          167,000
                                                                       -------
Net Decrease in Net Assets From Operations...................      $  (243,648)
                                                                      ========

   See notes to financial statements and report of independent auditors.

STATEMENT OF CASH FLOWS FOR THE YEAR ENDED MARCH 31, 2000

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations....................    $   (243,648)
Adjustments to reconcile net increase in net assets to
  cash used in operating activities:
    Unrealized appreciation of investments....................         797,178
    Net realized gain from investment transactions............        (428,621)
    Stock received for consulting services....................         (50,000)
    Deferred income tax benefit...............................        (233,000)
   Change in:
      Investment securities sold receivable...................          47,238
      Other assets............................................           1,953
      Accounts payable and other liabilities..................         (18,905)
                                                                        ------
    Net cash used in operating activities.....................        (127,805)
                                                                       -------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of investments...................................        (466,018)
    Proceeds from sale of investments.........................         921,912
    Advances to affiliates....................................      (1,725,072)
    Repayments of advances to affiliates......................       1,292,692
                                                                     ---------
  Net cash provided by investing activities...................          23,514
                                                                     ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Principal repayments of borrowings .......................         (56,434)
    Advances from affiliates..................................         321,180
    Repayment of advances from affiliates.....................        (217,773)
                                                                     ---------
  Net cash provided by financing activities...................          46,973
                                                                     ---------
NET DECREASE IN CASH AND CASH EQUIVALENTS.....................         (57,318)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR..................          89,946
                                                                     ---------
CASH AND CASH EQUIVALENTS, END OF YEAR........................    $     32,628
                                                                     =========
Supplemental Disclosure of Cash Flow Information:
    Cash paid for interest ...................................    $     21,510
                                                                     =========
    Cash paid for taxes.......................................    $     30,134
                                                                     =========
Non-Cash Investing Activities:
    Note receivable exchanged for additional investment in
        Palo Verde Group, Inc.. ..............................    $    339,486
                                                                     =========
    Stock of Guardian Technologies, Inc. received for consulting
        services rendered.....................................    $     50,000
                                                                     =========


      See notes to financial statements and report of independent auditors.

STATEMENTS OF CHANGES IN NET ASSETS

                                                               2000     1999
From Operations:
Net investment loss.....................................  $ (42,091)  (368,970)
Net realized gain from investment transactions..........    428,621    480,029
Net decrease in unrealized appreciation
  of investments........................................   (797,178)  (940,206)
Income tax (provision)benefit ..........................    167,000    327,097
                                                            --------   -------
Net increase(decrease) in net assets from operations....   (243,648)  (502,050)

Capital share transactions..............................         --   (114,038)

Net Assets-beginning of year............................  3,443,942  4,060,030
                                                           --------- ---------
Net Assets-end of year..................................$ 3,200,294 $3,443,942
                                                          =========  =========


     See notes to financial statements and report of independent auditors.





1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Redwood MicroCap Fund, Inc., (the Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end investment company. The Fund invests in a broad range of small speculative stocks traded in the over-the-counter market, primarily in the communications and oil and gas industries. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Valuation - Investments in securities traded on national exchanges and NASDAQ are valued at last reported sales prices. Investments in securities traded in the over-the-counter market on the electronic bulletin board or pink sheets are valued at the quoted bid as obtained from NASDAQ or at the quoted bid prices from the brokers that make markets in such securities, on the last business day of the period. Investments in restricted securities, as well as certain thinly-traded securities and advances to affiliates, are valued at their estimated fair value as determined in good faith under procedures established by and under the direction of the Fund's Board of Directors.

Income Taxes - The Fund has not elected to be treated for Federal income tax purposes as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Consequently, investment income and realized capital gains are taxed to the Fund at the tax rates applicable to corporations.

The Fund accounts for income taxes in accordance with the Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes". Under SFAS 109, a current or deferred tax liability or asset is recognized for timing differences which exist in the recognition of certain income and expense items for financial statement reporting purposes in periods different than for income tax reporting purposes. The provision for income taxes is based on the amount of current and deferred income taxes payable or refundable at the date of the financial statements as measured by the provisions of current tax laws.

Dividends and Distributions to Shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Other - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on a first-in, first-out basis.

All of the Fund's equity securities as of March 31, 2000 are non-income producing securities.

Statement of Cash Flows - The Fund considers all highly liquid investments with maturities of three months or less to be cash equivalents.

Use of Estimates - The preparation of the Fund's financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those significant estimates.


2.  RESTRICTED AND THINLY TRADED SECURITIES

Restricted securities are those securities which have been acquired from an issuer without registration under the Securities Act of 1933. Restricted securities generally cannot be sold by the Fund except pursuant to an effective registration or in compliance with Rule 144 of the Securities Act of 1933. The following schedule provides certain information with respect to restricted securities held by the Fund as of March 31, 2000. These securities comprised 87% of the Fund's net assets at such time:


                                     Date of                              Fair
Description                          Acquisition              Cost       Value

Alta California Broadcasting, Inc.   January 1,1999      $ 723,615     725,036
FTM Media, Inc.                      June 15, 1993              33           0
California Progressions, Inc.        November 21, 1994           0      62,000
Four Rivers Broadcasting, Inc.       May 5, 1997           310,000     185,200
Guardian Technologies Int'l, Inc.    April 17, 1999         50,000     146,873
Palo Verde Group, Inc.               January 31, 1995      609,737     506,333
Redwood Energy - Escrow              June 29, 1994           1,379       1,379
TDP Energy Company                   December 22, 1993      71,621   1,159,400
Wyoming Resorts, LLC                 January 4 1999        375,000           0
                                                           -------   ---------
Total                                                  $ 2,141,385 $ 2,786,221
                                                         =========   =========

The Fund has no right to require registration of the above restricted securities. As of March 31, 2000, the Fund's investments in restricted securities comprised approximately 76% of the value of its total assets.

Valuations for the restricted securities as well as certain thinly traded securities and advances to affiliates, have been determined in good faith by the Fund's Board of Directors, in the absence of readily ascertainable market values. Such investments were valued at $3,646,231 as of March 31, 2000, representing 114% of net assets. Because of the inherent subjectivity of these values, it is reasonably possible that a material change in such valuations could occur in the near term.

3.  INVESTMENTS IN SECURITIES OF AFFILIATED ISSUERS

As of March 31, 2000, the Fund holds either an indirect or direct ownership of 5% or more of the following securities:

                                                              Purchases During
                                                    Fair        the Year Ended
Description                            Cost        Value        March 31, 2000
Common Stock:
Redwood Energy Inc.               $ 264,187    $ 127,928             $  15,163
TDP Energy Company                   71,621    1,159,400                     0
Alta California Broadcasting        723,615      725,036                     0
FTM Media, Inc.                          33            0                     0
California Progressions, Inc.             0       62,000                     0
Four Rivers Broadcasting, Inc.      310,000      185,200               235,000
Guardian Technologies Int'l, Inc.    50,000      146,873                50,000
Palo Verde Group, Inc.              609,737      506,333               384,737
Wyoming Resorts LLC.                375,000            0                     0
                                    -------      -------
                                  2,404,193    2,912,770
                                 ----------    ---------
Advances to Affiliates:
Wyoming Resorts, LLC                915,000      695,400               115,000
Mark Power                           38,061       38,061                38,061
                                    -------      -------
                                    953,061      733,461
                                    -------      -------
Total                           $ 3,357,254  $ 3,646,231
                                 ==========   ==========



4.  UNREALIZED GAINS AND LOSSES

At March 31, 2000, the net unrealized appreciation of investments of $101,355, which is net of applicable deferred income taxes of $187,620, was comprised of gross appreciation of $1,248,072 for those investments having an excess of value over cost and gross depreciation of $959,097 for those investments having an excess of cost over value.

5.  INCOME TAXES

The income tax benefit for the year ended March 31, 2000 consists of:

                  Current provision(benefit)    $   66,000
                  Deferred provision(benefit)     (233,000)
                                                  --------
                  Total                         $ (167,000)
                                                  ========

Deferred income taxes of $187,620 primarily reflect the income tax effects of temporary differences between the book and tax bases of assets as a result of unrealized gains on investments at March 31, 2000.

The following summary reconciles income taxes computed at the federal statutory rate with the income tax provision(benefit).


                  Federal income tax expense
                    computed  at the statutory rate        $ (140,000)
                  Net state income taxes                      (13,000)
                  Tax credits utilized                        (14,000)
                                                             ---------
                  Benefit for income taxes                 $ (167,000)
                                                             =========

6.  TRANSACTIONS WITH AFFILIATES

During 2000, the Fund made advances to affiliated companies. At March 31, 2000, the Fund had outstanding advances receivable from affiliates of $953,000 which has been reduced by a valuation allowance of $220,000, and accordingly is reflected in the accompanying financial statements at $733,000. The advances have no set repayment terms and bear interest at 8%.


7.  ADVANCES PAYABLE

The Fund has unsecured advances with various affiliates which are non-interest bearing and payable on demand. Advances are payable to TDP Energy Company and California Progressions, Inc. for $145,037 and $80,407, respectively.


8.   DISTRIBUTION OF PALO VERDE

On March 31, 2000, the Fund's Board of Directors approved the distribution of the Fund's stock holdings in Palo Verde Group, Inc., a 100% owned affiliate of the Fund, to the shareholders of record as of the close of business March 31, 2000. The ex-dividend date is considered to be April 1, 2000. A registration statement will be prepared for Palo Verde Group, Inc. prior to the distribution of such shares.


9.  COMMITMENTS AND CONTINGENCY

As of March 31, 2000, the Fund has guaranteed a loan between Wyoming Resorts, LLC, an affiliate, and a bank. The loan has an outstanding principal balance of $985,000. at March 31, 2000.

In addition, the Fund has guaranteed a loan between Palo Verde Group, Inc., an affiliate, and a bank. The loan has an outstanding balance of $113,000 at March 31, 2000.

In March 2000, the Fund guaranteed a loan between Capell Valley Vineyards LLC, an affiliate of Wyoming Resorts LLC and therefore the Fund, and a financial institution. The amount outstanding at March 31, 2000 is $1,500,000.

At March 31, 2000, the Fund had an unsecured line of credit with a bank that allowed the Fund to borrow up to $100,000 at the banks prime rate. No amounts were outstanding at March 31, 2000. The line of credit was terminated by the Fund April 20, 2000.


10. SECURITIES AND EXCHANGE COMMISSION PROCEEDINGS

Pursuant to an examination of the Fund by the Securities and Exchange Commission
(SEC), the SEC has issued a letter to the Fund identifying various asserted deficiencies and violations of rules and regulations. The Fund has reviewed the asserted deficiencies and violations and filed its response with the SEC. The Fund's management does not believe that the outcome of these matters will have a material impact on the Fund's financial condition or operations. However, the ultimate outcome of these matters is not determinable at this time.

The Securities and Exchange Commission has filed an administrative action against the Fund's President as a result of certain trading activity conducted by him in his personal accounts during 1994. At the present time, it is not known what impact or consequences this action or an unfavorable outcome to this action might have on the future operations or management of the Fund.


                      End of notes to financial statements

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

                                          ----For the Years Ended March 31----

                                     2000     1999      1998     1997     1996
Per Share:
Income from investments........    $ .110   $ .037    $ .131   $ .041   $ .029
Expenses.......................     (.127)   (.190)    (.145)   (.113)   (.114)
                                    -----    -----     -----    -----    -----
Net investment income (loss)        (.017)   (.153)    (.014)   (.072)   (.085)
Net realized gain (loss) and net
 change in unrealized appreciation
 of investments . . . . . . .       (.153)   (.191)     .306     .976     .043
(Provision) credit for
  income taxes.................      .069     .136     (.081)   (.339)    .007
Purchase of treasury stock              -     .005     (.003)       -        -
                                    -----    -----     -----    -----    -----
Net increase (decrease) in net
 asset value...................     (.101)   (.203)     .208     .565    (.035)

Net asset value:
Beginning of period............     1.428    1.631     1.423     .858     .893
                                    -----    -----     -----    -----    -----
End of period..................    $1.327   $1.428    $1.631  $ 1.423   $ .858
                                    =====    =====     =====    =====    =====

Total investment return (1)        (7.07)% (12.75)%   14.13%   65.85%   (3.52)%

Ratios:
Expenses to average net assets      8.57%   12.33%     9.54%    8.78%   14.57%
Expenses to income.............   115.90%  511.63%   110.18%  276.30%  376.76%

Net investment loss to
  average net assets  . . . .      (1.18)%  (9.92)%   ( .88)%  (5.60)% (10.70)%
Portfolio turnover rate (2)        15.91%   57.84%    88.88%   48.12%   21.63%

(1) Based on the change in net asset value(exclusive of treasury stock transactions) since there has been no distributions during the period presented. The Fund does not believe that a presentation based on changes in the market value of the Funds' common stock is appropriate considering the limited market for its stock.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales/maturities of investment securities and promissory notes (excluding short-term securities and notes) for the year ended March 31, 2000, were $466,018 and $921,912, respectively.






      See notes to financial statements and report of independent auditors.

CORPORATE INFORMATION
------------------------------------------------------------------------------

Officers and Directors
John C. Power, President, Treasurer and Director
R. Stanley Pittman, Secretary
J. Andrew Moorer and Director
Joseph O. Smith, Director

Corporate Headquarters
REDWOOD MICROCAP FUND, INC.
6180 Lehman Drive, Suite 103
Colorado Springs, CO  80918 - 3415
(719) 593-2111

Custodian of Portfolio Securities
US Bank

Stock Transfer Agent
American Securities Transfer, Inc.
12039 West Alameda Parkway
Suite #Z-2
Lakewood, CO  80228

Independent Auditors
Stockman Kast Ryan & Company, LLP
102 North Cascade Avenue, Suite 450
Colorado Springs, CO  80903

Counsel
Neuman & Drennen, LLC

Stocks held in "street name" Redwood MicroCap Fund, Inc. maintains a mailing list to assure that stockholders whose stock is not held in their own name, and other interested persons, receive financial information on a timely basis. If you would like your name to be added to this list, please send your request to:

Investor Relations
Redwood MicroCap Fund, Inc.
6180 Lehman Drive, Suite 103
Colorado Springs, CO 80918

Common Stock
Listed: Over-the-Counter market, electronic bulletin board symbol "RWMC"













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                              Redwood MicroCap Fund, Inc.


                                  2000 ANNUAL REPORT